SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest
event reported):  March 15, 2001
                  --------------

                        PAN-INTERNATIONAL HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its Charter)

Delaware                   000-28587                             65-0963621
--------------------------------------------------------------------------------
(State or other         (Commission File                        (IRS Employer
jurisdiction of            Number)                        Identification Number)
Incorporation)


1105 30th Ave., Suite 200, Gulfport, Mississippi                39501
-----------------------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)

                         Registrant's telephone number,
                      including area code: (228) 868-6432
                       --------------


                  (Former address if changed since last report)

ITEM  4.

CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

         Sewell and Company, PA audited the financial statements of Pan-International Holdings, Inc., a Delaware corporation (the "Company"), for the years ended October 31, 2000 and October 31, 1999. The Board of Directors of the Company determined that it would be in the best interests of the Company to engage a new auditor. Sewell and Company, PA (referred to hereinafter as the "Prior Auditor") was dismissed on March 15, 2001. Simultaneously the Company engaged Malone & Bailey, PLLC as the new independent auditor.

         There were no disagreements between the Company and the Prior Auditor whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Since November 1, 2000, and through the present, there were no reportable events requiring disclosure. The Company has authorized the Prior Auditor to respond fully to inquiries from Malone & Bailey, PLLC regarding the disclosure in this Form 8-K.

         The report of the Prior Auditor for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change principal accountants was recommended and approved by the Company's Board of Directors and made at its request.

         During the Company's two most recent fiscal year, and since then, the Prior Auditor has not advised the Company that any of the following exist or are applicable:

         (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist;

         (2) That information has come to its attention that has lead it to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; or

         (3) That the Company needs to expand significantly the scope of its audit, or that information has come to its attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report).

         The Company has requested that the Prior Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed subsequently as an exhibit to this Form 8-K.

         Neither the Company nor anyone acting on its behalf consulted Malone & Bailey, PLLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

         The Company has provided the disclosure in this Form 8-K to Malone & Bailey, PLLC and has given Malone & Bailey, PLLC an opportunity to provide a letter addressed to the Securities and Exchange Commission if desired.

                                                     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PAN-INTERNATIONAL HOLDINGS, INC.
                                                     (Registrant)

Date: March 16, 2001                        By:  /s/ Kent E. Lovelace, Jr.
                                                ---------------------------
                                            Kent E. Lovelace, Jr. , President